Schedule of Investments (unaudited)
July 31, 2024
 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 98.9%
Communication Services — 5.0%
Entertainment — 0.7%
Walt Disney Co.	238,300	$22,326,327
Interactive Media & Services — 2.5%
Alphabet Inc., Class A Shares	275,160	47,200,946
Meta Platforms Inc., Class A Shares	65,937	31,308,866
Total Interactive Media & Services		78,509,812
Media — 1.8%
Comcast Corp., Class A Shares	1,323,162	54,606,896

Total Communication Services		155,443,035
Consumer Discretionary — 1.7%
Specialty Retail — 1.7%
Home Depot Inc.	141,872	52,231,595

Consumer Staples — 3.7%
Beverages — 1.3%
PepsiCo Inc.	224,640	38,788,589
Food Products — 1.0%
Nestle SA, ADR	293,400	29,630,466
Personal Care Products — 1.4%
Haleon PLC, ADR	4,850,300	44,380,245

Total Consumer Staples		112,799,300
Energy — 8.6%
Oil, Gas & Consumable Fuels — 8.6%
Chevron Corp.	419,138	67,259,075
ConocoPhillips	1,060,379	117,914,144
Enterprise Products Partners LP	2,722,137	78,560,874

Total Energy		263,734,093
Financials — 24.6%
Banks — 9.5%
Bank of America Corp.	2,506,046	101,018,714
JPMorgan Chase & Co.	720,449	153,311,547
US Bancorp	857,862	38,500,847
Total Banks		292,831,108
Capital Markets — 1.9%
Charles Schwab Corp.	883,905	57,621,767
Consumer Finance — 4.3%
American Express Co.	339,210	85,833,698
Capital One Financial Corp.	312,000	47,236,800
Total Consumer Finance		133,070,498
Financial Services — 3.8%
Berkshire Hathaway Inc., Class B Shares	148,392	65,069,892 *
Visa Inc., Class A Shares	198,539	52,745,856
Total Financial Services		117,815,748
Insurance — 5.1%
Marsh & McLennan Cos. Inc.	246,626	54,891,549
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
July 31, 2024
 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — continued
Progressive Corp.	201,190	$43,078,803
Travelers Cos. Inc.	271,244	58,708,051
Total Insurance		156,678,403

Total Financials		758,017,524
Health Care — 15.7%
Health Care Equipment & Supplies — 2.0%
Becton Dickinson & Co.	248,515	59,907,026
Health Care Providers & Services — 8.4%
CVS Health Corp.	746,800	45,054,444
Elevance Health Inc.	91,142	48,490,278
McKesson Corp.	143,093	88,291,243
UnitedHealth Group Inc.	135,159	77,873,210
Total Health Care Providers & Services		259,709,175
Life Sciences Tools & Services — 2.3%
Thermo Fisher Scientific Inc.	116,900	71,699,446
Pharmaceuticals — 3.0%
Johnson & Johnson	368,451	58,159,990
Merck & Co. Inc.	293,386	33,190,758
Total Pharmaceuticals		91,350,748

Total Health Care		482,666,395
Industrials — 12.2%
Aerospace & Defense — 3.3%
Northrop Grumman Corp.	106,575	51,616,404
RTX Corp.	431,854	50,738,527
Total Aerospace & Defense		102,354,931
Air Freight & Logistics — 1.6%
United Parcel Service Inc., Class B Shares	380,055	49,547,770
Commercial Services & Supplies — 1.3%
Veralto Corp.	369,700	39,395,232
Ground Transportation — 1.4%
XPO Inc.	383,200	44,025,848 *
Machinery — 4.6%
Deere & Co.	70,739	26,313,493
Illinois Tool Works Inc.	124,409	30,763,858
Otis Worldwide Corp.	380,748	35,980,686
Parker-Hannifin Corp.	84,000	47,137,440
Total Machinery		140,195,477

Total Industrials		375,519,258
Information Technology — 11.5%
Communications Equipment — 2.3%
Motorola Solutions Inc.	183,125	73,052,225
Semiconductors & Semiconductor Equipment — 7.1%
Broadcom Inc.	297,400	47,786,232
Intel Corp.	3,116,784	95,809,940
Microchip Technology Inc.	840,200	74,592,956
Total Semiconductors & Semiconductor Equipment		218,189,128
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2024 Quarterly Report

 ClearBridge Large Cap Value Fund
(Percentages shown based on Fund net assets)
Security		Shares	Value

Software — 2.1%
	Microsoft Corp.	69,737	$29,174,474
	Oracle Corp.	251,127	35,019,660
	Total Software		64,194,134

Total Information Technology			355,435,487
Materials — 6.7%
Chemicals — 4.9%
	Air Products & Chemicals Inc.	352,227	92,935,094
	Sherwin-Williams Co.	166,300	58,338,040
	Total Chemicals		151,273,134
Construction Materials — 1.8%
	Martin Marietta Materials Inc.	90,274	53,564,078

Total Materials			204,837,212
Real Estate — 1.4%
Specialized REITs — 1.4%
	American Tower Corp.	196,389	43,284,136

Utilities — 7.8%
Electric Utilities — 2.3%
	Edison International	890,128	71,219,141
Multi-Utilities — 5.5%
	Sempra	1,567,622	125,503,818
	WEC Energy Group Inc.	512,300	44,088,538
	Total Multi-Utilities		169,592,356

Total Utilities			240,811,497
Total Investments before Short-Term Investments (Cost — $1,828,401,386)			3,044,779,532
	Rate
Short-Term Investments — 1.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.143%	24,456,645	24,456,645 (a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.238%	24,456,645	24,456,645 (a)(b)

Total Short-Term Investments (Cost — $48,913,290)			48,913,290
Total Investments — 100.5% (Cost — $1,877,314,676)			3,093,692,822
Liabilities in Excess of Other Assets — (0.5)%			(16,526,823)
Total Net Assets — 100.0%			$3,077,165,999

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2024, the total market value of investments in Affiliated Companies was $24,456,645 and the cost was $24,456,645 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge Large Cap Value Fund 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.
Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Large Cap Value Fund 2024 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,044,779,532	—	—	$3,044,779,532
Short-Term Investments†	48,913,290	—	—	48,913,290
Total Investments	$3,093,692,822	—	—	$3,093,692,822

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2024. The following transactions were effected in such company for the period ended July 31, 2024.

	Affiliate Value at October 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$41,236,916	$156,013,084	156,013,084	$172,793,355	172,793,355

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2024
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,364,853	—	$24,456,645

ClearBridge Large Cap Value Fund 2024 Quarterly Report